As filed with the Securities and Exchange Commission on September 1, 2006

Registration No. 333-135640

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM SB-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AUXILIO, INC.

(Name of small business issuer in its charter)

                                                                                                 Nevada                                         7389                                  88-035044
                                                                                         ------------------------                  -------------------------               -----------------------
                                                                                     State or jurisdiction of                Primary Standard                  I.R.S. Employer
                                                                                         incorporation or                    Industrial Classification        Identification No.
                                                                                             organization                              Code Number

27401 Los Altos, Suite 100
Mission Viejo, California 92691
(949) 614-0700

(Address and telephone number of principal
executive offices and principal place of business)

Joseph J. Flynn
Chairman and CEO
27401 Los Altos, Suite 100
Mission Viejo, California 92691
(949) 614-0700

(Name, address, and telephone number of agent for service)

Copies to:

Michael E. Flynn, Esq.
Patrick M. Murphy, Esq.
Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
(949) 725-4000

Approximate date of proposed sale to the public: From time to time after this Registration Statement is declared effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

The sole purpose of this Post-Effective Amendment No. 2 to Registration Statement on Form SB-2 (File No. 333-135640) is to amend and restate the signature page contained in Part II. No other changes have been made to the Registration Statement on Form SB-2. In particular, no sale of securities is reported by this Post-Effective Amendment No. 2.

This Post-Effective Amendment No. 2 to Registration Statement on Form SB-2 (File No. 333-135640) shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Post Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, in the City of Mission Viejo, California, on September 1, 2006.

AUXILIO, INC.
By: /s/ Joseph J. Flynn --------------------------------------- Joseph J. Flynn, Chairman and CEO

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 2 to registration statement has been signed below by the following persons in the capacities and on the dates indicated.

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Name                                                                          Title                                                                                                  Date
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
/s/ Joseph J. Flynn                                                  Chairman, CEO, Director and                                                        September 1, 2006
-----------------------------------                                     Principal Executive Officer
Joseph J. Flynn

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/s/ Etienne L. Weidemann*                                    Director, President and Chief                                                       September 1, 2006
----------------------------------                                       Operating Officer
Etienne L. Weidemann

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/s/ Paul Anthony*                                                   Executive Vice-President, Chief                                                   September 1, 2006
------------------------                                                    Financial Officer and Principal
Paul Anthony                                                           Accounting and Financial Officer

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/s/ Edward B. Case*                                                Director                                                                                            September 1, 2006
-----------------------
Edward B. Case

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/s/ Robert L. Krakoff*                                            Director                                                                                             September 1, 2006
----------------------------
Robert L. Krakoff

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/s/ John D. Pace*                                                   Director                                                                                              September 1, 2006
---------------------
John D. Pace

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/s/ Max Poll*                                                          Director                                                                                              September 1, 2006
------------------
Max Poll

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    /s/ Michael Vanderhoof*                                     Director                                                                                              September 1, 2006
    --------------------------------
    Michael Vanderhoof

* Pursuant to a power-of-attorney granted to Joseph J. Flynn on July 6, 2006 to sign on the respective person's behalf, individually and in each capacity stated above, all amendments and post-effective amendments to this registration statement and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended.